                                                                    EXHIBIT 99.3

                           CNA FINANCIAL CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                                DECEMBER 31, 2003

                                                                               .
                                                                               .
                                                                               .


                            CNA FINANCIAL CORPORATION
                                Table of Contents
                                December 31, 2003

                                                                                         PAGE
                                                                                         ----
Supplemental Financial Information                                                       i-ii
Statements of Operations                                                                  1
Components of Net Income and Per Share Data                                               2
Selected Balance Sheet Data and Condensed Consolidated Statements of Cash Flows Data      3
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Data               4
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Rollforward        5
Investments by Asset Class                                                                6
Operating Results and Other Financial Data by Segment:
         Property & Casualty Segments                                                    7-10
         Group & Life and Corporate & Other Segments                                     11-12
                 Property & Casualty Catastrophe Losses                                  13
Analysis of Pretax Net Investment Income                                                 14-15
Statutory Data - Preliminary                                                             16
Property & Casualty Segments Loss and LAE Ratio Analysis                                 17
Impact of Significant Items                                                              18-25
Gross Loss and ALAE Ratios by Segment and Line of Business                               26
Net Loss and ALAE Ratios by Segment and Line of Business                                 27
Group Operations Segment - Historical GAAP Results of Operations                         28
Life Operations Segment - Historical GAAP Results of Operations                          29
Asbestos Summary by Policyholder Category                                                30

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION




DEFINITIONS AND PRESENTATION

o        P&C OPERATIONS includes Standard Lines and Specialty Lines.

o        P&C SEGMENTS includes Standard Lines, Specialty Lines and CNA Re.

o CORPORATE & OTHER is comprised primarily of losses and expenses related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort claims, certain run-off insurance and non-insurance operations. The Corporate & Other segment results also include interest expense on corporate borrowings.

o P&C COMPANIES includes Standard Lines, Specialty Lines, CNA Re and P&C business written in Group Operations, Life Operations and Corporate & Other.

o The results from discontinued operations relate to CNA Vida, CNA's Chilean-based life insurer, which was sold in the first quarter of 2002. CNA Vida's results of operations, including the loss on sale, are reported as discontinued operations in all periods presented as required by Statement of Financial Accounting Standards No. 144 (SFAS
         144).

o Underwriting results are net earned premiums less net incurred claims, the costs incurred to settle claims, acquisition expenses and underwriting expenses.

o The Loss & LAE ratio represents claim and claim adjustment expenses as a percentage of net earned premiums.

o The expense ratio is the percentage of underwriting expenses, acquisition expenses and dividends, including the amortization of deferred acquisition costs, to net earned premiums.

o The dividend ratio is the ratio of dividends incurred to net earned premiums.

o Limited partnerships (LP's) are a relatively small portion of CNA's overall investment portfolio. The majority of the LP's invest in a substantial number of securities that are readily marketable. CNA is a passive investor in such partnerships and does not have influence over the partnerships' management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

o All amounts are in millions, except for per share and ratio information.

o        Certain immaterial differences are due to rounding.

ACCOUNTING PRONOUNCEMENTS

o During the third quarter of 2002, the Company completed its initial goodwill impairment testing under SFAS 142, Goodwill and Other Intangible Assets, and recorded a $57 million after-tax impairment charge. The impairment was recorded as a cumulative effect of a change in accounting principle as of January 1, 2002, in Specialty Lines, Life Operations and Corporate & Other.

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

    NON-GAAP FINANCIAL MEASURES

This financial supplement presents certain GAAP and non-GAAP financial measures to provide information used by management to monitor the Company's operating performance. Management utilizes various financial measures to monitor the Company's insurance operations and investment portfolio. Underwriting results, which are derived from certain income statement amounts, are considered non-GAAP financial measures and are used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored through analysis of various quantitative and qualitative factors, and certain decisions related to the sale or impairment of investments produce realized gains and losses. Net realized investment gains and losses, which are comprised of after-tax realized investment gains and losses net of participating policyholders' and minority interest, are a non-GAAP financial measure.

Underwriting results are computed as net earned premiums less net incurred claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses. Management uses underwriting results and operating ratios to monitor insurance operations' results without the impact of certain factors, including investment income, other revenues, other expenses, minority interest, income tax benefit (expense) and net realized investment gains or losses. Management excludes these factors in order to analyze the direct relationship between the net earned premiums and the related claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses.

Management excludes after-tax net realized investment gains or losses when analyzing the insurance operations because net realized investment gains or losses related to the Company's available-for-sale investment portfolio are largely discretionary, except for losses related to other-than-temporary impairments, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance.

Operating ratios are calculated using insurance results and are used by the insurance industry and regulators such as state departments of insurance and the National Association of Insurance Commissioners for financial regulation and as a basis of comparison among companies. The ratios presented in this financial supplement are calculated using GAAP financial results and include the loss and loss adjustment expense ratio (loss ratio) as well as the expense, dividend and combined ratios. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

The Company's investment portfolio is monitored by management through analyses of various factors including unrealized gains and losses on securities, portfolio duration and exposure to interest rate, market and credit risk. Based on such analyses, the Company may impair an investment security in accordance with its policy, or sell a security. Such activities will produce realized gains and losses.

While management uses various non-GAAP financial measures to monitor various aspects of the Company's performance, relying on any measure other than net income, which is the most directly comparable GAAP measure to underwriting results and realized gains and losses, is not a complete representation of financial performance. Management believes that its process of evaluating performance through the use of these non-GAAP financial measures provides a basis for understanding the operations and the impact to net income as a whole. Management also believes that investors find these non-GAAP financial measures described above useful to help interpret the underlying trends and performance, as well as to provide visibility into the significant components of net income.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATEMENTS OF OPERATIONS


PERIOD ENDED DECEMBER 31                                        THREE MONTHS                      TWELVE MONTHS
                                                                                     FAV /                                 FAV /
                                                                                    (UNFAV)                                (UNFAV)
(In millions)                                                 2003        2002      % CHANGE     2003       2002          % CHANGE
                                                            --------    --------    --------   --------    --------       --------
STATEMENTS OF OPERATIONS
Revenues:
    Net earned premiums                                     $  2,510    $  2,288       10%     $  9,214    $ 10,213         (10)%
    Net investment income                                        436         438       --         1,647       1,730          (5)
    Realized investment (losses) gains, net of
        participating policyholders' and
        minority interests                                        (6)       (115)      95           460        (252)        N/A
    Other revenues                                               107         130      (18)          395         595         (34)
                                                            --------    --------               --------    --------
Total revenues                                                 3,047       2,741       11        11,716      12,286          (5)
                                                            --------    --------               --------    --------
Claims, benefits and expenses:
    Insurance claims and policyholders' benefits               1,947       1,850       (5)        9,916       8,392         (18)
    Other operating expenses                                     823         832        1         4,022       3,440         (17)
    Restructuring and other related charges                       --         (37)     N/A            --         (37)        N/A
    Interest                                                      30          38       21           130         150          13
                                                            --------    --------               --------    --------
Total claims, benefits and expenses                            2,800       2,683       (4)       14,068      11,945         (18)
                                                            --------    --------               --------    --------
Income (loss) from continuing operations before
    income tax and minority interest                             247          58      N/A        (2,352)        341         N/A
Income tax (expense) benefit                                     (70)          7      N/A           913         (68)        N/A
Minority interest                                                 (3)        (15)      80             6         (26)        123
                                                            --------    --------               --------    --------
Income (loss) from continuing operations before
    cumulative effect of a change in accounting principle        174          50      N/A        (1,433)        247         N/A
Loss from discontinued operations, net of tax                     --          --      N/A            --         (35)        N/A
Cumulative effect of a change in accounting
    principle, net of tax                                         --          --      N/A            --         (57)        N/A
                                                            --------    --------               --------    --------
Net income (loss)                                           $    174    $     50      N/A%     $ (1,433)   $    155         N/A%
                                                            ========    ========               ========    ========


CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
COMPONENTS OF NET INCOME AND PER SHARE DATA

PERIOD ENDED DECEMBER 31                                   THREE MONTHS                          TWELVE MONTHS
                                                                                  FAV /                                   FAV /
                                                                                 (UNFAV)                                 (UNFAV)
(In millions, except per share data)                    2003          2002      % CHANGE       2003          2002       % CHANGE
                                                       -------       -------    --------      -------       -------     --------
COMPONENTS OF NET INCOME (LOSS)
    Income (loss) before net realized
        investment (losses) gains                      $   194       $   112        73%       $(1,718)      $   396       N/A%
    Net realized investment (losses)
        gains, net of participating
        policyholders' and minority interests              (20)          (62)       68            285          (149)      N/A
                                                       -------       -------                  -------       -------
    Income (loss) from continuing operations               174            50       N/A         (1,433)          247       N/A
    Loss from discontinued operations, net of tax           --            --       N/A             --           (35)      N/A
    Cumulative effect of a change in
        accounting principle, net of tax                    --            --       N/A             --           (57)      N/A
                                                       -------       -------                  -------       -------
Net income (loss)                                      $   174       $    50       N/A%       $(1,433)      $   155       N/A%
                                                       =======       =======                  =======       =======

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
    Income (loss) from continuing operations (1)       $  0.67       $  0.21       N/A        $ (6.58)      $  1.10       N/A
    Loss from discontinued operations, net of tax           --            --       N/A             --         (0.16)      N/A
    Cumulative effect of a change in accounting
        principle, net of tax                               --            --       N/A             --         (0.26)      N/A
                                                       -------       -------                  -------       -------
Basic and diluted earnings (loss) per share
        available to common stockholders               $  0.67       $  0.21       N/A%       $ (6.58)      $  0.68       N/A%
                                                       =======       =======                  =======       =======

Weighted average outstanding common stock and
    common stock equivalents (2)                         237.0         223.6                    227.0         223.6


(1) The three months and year ended December 31, 2003 per share results available to common stockholders were reduced by $15 million and $60 million, or $0.06 per share and $0.27 per share, of accumulated but undeclared preferred stock dividends. The three months and year ended December 31, 2002 per share results available to common stockholders were both reduced by $2 million, or $0.01 per share, of accumulated but undeclared preferred stock dividends.

(2) Included in the weighted average number of common shares for the three months and year ended December 31, 2003 are the effects of additional common stock equivalents related to the November of 2003 sale of $750 million of convertible preferred shares to Loews Corporation. The preferred shares are convertible into 32,327,015 shares of CNA common stock. The conversion is expected to occur in 2004.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
SELECTED BALANCE SHEET DATA AND CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS DATA

                                                                DECEMBER 31,  DECEMBER 31,
(In millions, except per share data)                               2003           2002
                                                                  -------        -------
Total assets                                                      $68,503        $61,731
Insurance reserves                                                 45,383         40,179
Debt                                                                1,904          2,292
Total liabilities                                                  59,295         52,074
Minority interest                                                     256            256
Accumulated other comprehensive income                                841            604
Total stockholders' equity                                          8,952          9,401

Book value per common share                                       $ 31.80        $ 38.68
Book value per common share excluding unrealized
    gain or loss on fixed maturity securities                     $ 28.98        $ 36.53

Outstanding shares of common stock (in millions of shares)          255.9          223.6


THREE MONTHS ENDED
DECEMBER 31

(In millions)                                          2003          2002
                                                       -----         -----
Net cash flows provided by operating activities        $ 297         $ 234

Net cash flows used by investing activities             (882)         (853)

Net cash flows provided by financing activities          546           486
                                                       -----         -----
Net cash flows                                         $ (39)        $(133)
                                                       =====         =====


TWELVE MONTHS ENDED
DECEMBER 31

(In millions)                                           2003            2002
                                                       -------         -------
Net cash flows provided by operating activities        $ 1,779         $ 1,040

Net cash flows used by investing activities             (2,152)         (1,488)

Net cash flows provided by financing activities            386             432
                                                       -------         -------
Net cash flows                                         $    13         $   (16)
                                                       =======         =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)                  STANDARD     SPECIALTY         P&C                        TOTAL P&C
(In millions)                                                   LINES         LINES       OPERATIONS       CNA RE        SEGMENTS
                                                               --------     ---------     ----------       ------        ---------
As of December 31, 2003
    Gross                                                      $12,983        $6,470        $19,453        $2,288        $21,741
    Ceded                                                        4,916         2,475          7,391         1,031          8,422
    Net                                                          8,067         3,995         12,062         1,257         13,319

As of December 31, 2002
    Gross                                                      $11,576        $5,874        $17,450        $2,264        $19,714
    Ceded                                                        4,314         2,501          6,815           902          7,717
    Net                                                          7,262         3,373         10,635         1,362         11,997

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES(1)                   GROUP         LIFE         CORPORATE       TOTAL
(In millions)                                              OPERATIONS(2)   OPERATIONS      & OTHER      OPERATIONS
                                                           -------------   ----------     ---------     ----------
As of December 31, 2003
    Gross                                                      $1,404        $1,539        $7,046        $31,730
    Ceded                                                       1,301            72         4,421         14,216
    Net                                                           103         1,467         2,625         17,514

As of December 31, 2002
    Gross                                                      $1,400        $1,409        $4,847        $27,370
    Ceded                                                          85            80         2,845         10,727
    Net                                                         1,315         1,329         2,002         16,643


(1) Gross reserves as of December 31, 2003 and December 31, 2002 include $448 million ($138 million in Group Operations, $133 million in Life Operations and $177 million in Corporate & Other) and $1,722 million ($1,350 million in Group Operations, $133 million in Life Operations and $239 million in Corporate & Other) of Life & Group company reserves, which are primarily related to accident and health business. Net reserves as of December 31, 2003 and December 31, 2002 include $230 million ($30 million in Group Operations, $64 million in Life Operations and $136 million in Corporate & Other) and $1,578 million ($1,337 million in Group Operations, $56 million in Life Operations and $185 million in Corporate & Other) of Life & Group company reserves, which are primarily related to accident and health business.

(2) On December 31, 2003 CNA completed the sale of its Group Benefits business to Hartford Life (Hartford). As part of the sale, $1,309 million of claim and claim adjustment expense reserves were ceded to Hartford.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD(1)

PERIOD ENDED DECEMBER 31, 2003                                       THREE MONTHS       TWELVE MONTHS
                                                                        ENDED               ENDED
(In millions)
                                                                     ------------       -------------
Claim & claim adjustment expense reserves, beginning of period
     Gross                                                            $   32,264         $   27,370
     Ceded                                                                13,309             10,727
                                                                      ----------         ----------
     Net                                                                  18,955             16,643
                                                                      ----------         ----------

Net incurred claim & claim adjustment expenses                             1,807              9,270

Net claim & claim adjustment expense payments                             (1,939)            (7,090)

Net reserves ceded as part of Group Benefits sale (2)                     (1,309)            (1,309)

Claim & claim adjustment expense reserves, end of period
     Net                                                                  17,514             17,514
     Ceded                                                                14,216             14,216
                                                                      ----------         ----------
     Gross                                                            $   31,730         $   31,730
                                                                      ==========         ==========

(1) Gross reserves as of December 31, 2003 and December 31, 2002 include $448 million and $1,722 million of Life & Group company reserves, which are primarily related to accident and health business. Net reserves as of December 31, 2003 and December 31, 2002 include $230 million and $1,578 million of Life & Group company reserves, which are primarily related to accident and health business.

(2) On December 31, 2003 CNA completed the sale of its Group Benefits business to Hartford. As part of the sale, $1,309 million of claim and claim adjustment reserves were ceded to Hartford.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
INVESTMENTS BY ASSET CLASS

                                                                   DECEMBER 31, 2003              DECEMBER 31, 2002

                                                                  BOOK          MARKET          BOOK           MARKET
(In millions)                                                     VALUE          VALUE          VALUE          VALUE
                                                                 -------        -------        -------        -------
PROPERTY & CASUALTY AND OTHER COMPANIES
Investments:
   Fixed maturity securities                                     $22,126        $22,857        $17,673        $18,172
   Equity securities                                                 246            468            467            614
   Short-term investments                                          6,785          6,784          5,780          5,778
   Limited partnership investments                                 1,113          1,113          1,055          1,055
   Mortgage loans and other invested assets                           48             58             61             73
                                                                 -------        -------        -------        -------
           Subtotal                                               30,318         31,280         25,036         25,692
   Securities lending collateral                                     307            307            399            399
                                                                 -------        -------        -------        -------
Total investments                                                $30,625        $31,587        $25,435        $26,091
                                                                 -------        -------        -------        -------

LIFE AND GROUP COMPANIES
Investments:
   Fixed maturity securities                                     $ 5,438        $ 5,821        $ 7,860        $ 8,103
   Equity securities                                                  47             59             52             52
   Short-term investments                                            324            324            686            686
   Limited partnership investments                                     4              4              5              5
   Mortgage loans, policy loans and other invested assets            197            182            210            211
                                                                 -------        -------        -------        -------
           Subtotal                                                6,010          6,390          8,813          9,057
   Securities lending collateral                                     123            123            145            145
                                                                 -------        -------        -------        -------
Total investments                                                $ 6,133        $ 6,513        $ 8,958        $ 9,202
                                                                 -------        -------        -------        -------

TOTAL INVESTMENTS                                                $36,758        $38,100        $34,393        $35,293
                                                                 =======        =======        =======        =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS

THREE MONTHS ENDED                           STANDARD LINES               SPECIALTY LINES                  P&C OPERATIONS
                                                              FAV /                        FAV /                            FAV /
DECEMBER 31                                                  (UNFAV)                      (UNFAV)                          (UNFAV)
(In millions)                         2003        2002      % CHANGE   2003      2002    % CHANGE    2003        2002     % CHANGE
                                     -------     -------    --------   -----     -----   --------   -------     -------   --------
Gross written premiums               $ 1,354     $ 1,010        34%    $ 908     $ 875         4%   $ 2,262     $ 1,885        20%
Net written premiums                     974         848        15       745       643        16      1,719       1,491        15

Net earned premiums                    1,079         978        10       718       584        23      1,797       1,562        15
Claim and claim adjustment
    expenses                             730         701        (4)      486       441       (10)     1,216       1,142        (6)
Acquisition expenses                     224         188       (19)      118       103       (15)       342         291       (18)
Underwriting expenses                    131         130        (1)       77        69       (12)       208         199        (5)
Policyholders' dividends                  14          16        13         1         1        --         15          17        12
Restructuring & other related
    costs                                 --          (2)      N/A        --        (1)      N/A         --          (3)      N/A
                                     -------     -------               -----     -----              -------     -------
Underwriting (loss) income               (20)        (55)       64        36       (29)      N/A         16         (84)      119
                                     -------     -------               -----     -----              -------     -------
Net investment income                    100          94         6        74        69         7        174         163         7
Other revenues                            33          80       (59)       35        26        35         68         106       (36)
Other expenses                            26          73        64        39        23       (70)        65          96        32
Non-insurance restructuring &
    other related costs                   --          (6)      N/A        --        --       N/A         --          (6)      N/A
                                     -------     -------               -----     -----              -------     -------
Income before income tax,
    minority interest and
    net realized investment
    gains (losses)                        87          52        67       106        43       147        193          95       103
Income tax expense                       (17)        (10)      (70)      (22)       (9)     (144)       (39)        (19)     (105)
Minority interest                         --          --       N/A        (3)      (15)       80         (3)        (15)       80
                                     -------     -------               -----     -----              -------     -------
Income before net realized
    investment gains (losses)             70          42        67        81        19       N/A        151          61       148
Realized investment gains (losses)       102         (35)      N/A        50       (31)      N/A        152         (66)      N/A
Income tax (expense) benefit
    on realized investment
    gains (losses)                       (36)         12       N/A       (16)       11       N/A        (52)         23       N/A
                                     -------     -------               -----     -----              -------     -------
Income (loss) from continuing
    operations                           136          19       N/A       115        (1)      N/A        251          18       N/A
Cumulative effect of a change
    in accounting principle               --          --       N/A        --        --       N/A         --          --       N/A
                                     -------     -------               -----     -----              -------     -------
Net income (loss)                    $   136     $    19       N/A%     $115     $  (1)      N/A%   $   251     $    18      N/A%
                                     =======     =======               =====     =====              =======     =======


FINANCIAL RATIOS
Loss & LAE                              67.7%       71.7%               67.7%     75.6%                67.7%       73.1%
Acquisition expense                     20.7        19.1                16.5      17.7                 19.0        18.6
Underwriting expense                    12.1        13.3                10.8      11.5                 11.6        12.6
Dividends                                1.3         1.6                 0.1       0.1                  0.8         1.1
                                     -------     -------               -----     -----              -------     -------
Expense ratio, including dividends      34.1        34.0                27.4      29.3                 31.4        32.3
                                     -------     -------               -----     -----              -------     -------
Combined ratio                         101.8%      105.7%               95.1%    104.9%                99.1%      105.4%
                                     =======     =======               =====     =====              =======     =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS

THREE MONTHS ENDED                                                CNA RE                            TOTAL P&C SEGMENTS
DECEMBER 31                                                                       FAV /                                    FAV /
                                                                                 (UNFAV)                                  (UNFAV)
(In millions)                                              2003        2002     % CHANGE      2003           2002        % CHANGE
                                                          -----       -----     --------     -------       -------       --------
Gross written premiums                                    $  44       $ 154        (71)%     $ 2,306       $ 2,039          13%
Net written premiums                                         41         111        (63)        1,760         1,602          10

Net earned premiums                                         165         180         (8)        1,962         1,742          13
Claim and claim adjustment expenses                         139         128         (9)        1,355         1,270          (7)
Acquisition expenses                                         17          33         48           359           324         (11)
Underwriting expenses                                        10          15         33           218           214          (2)
Policyholders' dividends                                     --          --        N/A            15            17          12
Restructuring & other related costs                          --          --        N/A            --            (3)        N/A
                                                          -----       -----                  -------       -------
Underwriting (loss) income                                   (1)          4       (125)           15           (80)        119
                                                          -----       -----                  -------       -------
Net investment income                                        17          35        (51)          191           198          (4)
Other revenues                                                6          --        N/A            74           106         (30)
Other expenses                                                1          (1)      (200)           66            95          31
Non-insurance restructuring & other related costs            --          --        N/A            --            (6)        N/A
                                                          -----       -----                  -------       -------
Income before income tax, minority interest
    and net realized investment gains                        21          40        (48)          214           135          59
Income tax expense                                           (5)        (14)        64           (44)          (33)        (33)
Minority interest                                            --          --        N/A            (3)          (15)         80
                                                          -----       -----                  -------       -------
Income before net realized investment gains                  16          26        (38)          167            87          92
Realized investment gains                                    19          83        (77)          171            17         N/A
Income tax (expense) benefit on realized
    investment gains                                         (7)        (15)        53           (59)            8         N/A
                                                          -----       -----                  -------       -------
Income from continuing operations                            28          94        (70)          279           112         149
Cumulative effect of a change in accounting principle        --          --        N/A            --            --         N/A
                                                          -----       -----                  -------       -------
Net income                                                $  28       $  94        (70)%     $   279       $   112         149%
                                                          =====       =====                  =======       =======


FINANCIAL RATIOS
Loss & LAE                                                 84.3%       71.1%                    69.1%         72.9%
Acquisition expense                                         9.9        18.3                     18.2          18.6
Underwriting expense                                        6.7         8.4                     11.3          12.1
Dividends                                                    --          --                      0.7           1.0
                                                          -----       -----                  -------       -------
Expense ratio, including dividends                         16.6        26.7                     30.2          31.7
                                                          -----       -----                  -------       -------
Combined ratio                                            100.9%       97.8%                    99.3%        104.6%
                                                          =====       =====                  =======       =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS

TWELVE MONTHS ENDED                              STANDARD LINES             SPECIALTY LINES                P&C OPERATIONS
DECEMBER 31                                                      FAV /                        FAV /                           FAV /
                                                                (UNFAV)                      (UNFAV)                         (UNFAV)
(In millions)                               2003       2002    % CHANGE   2003      2002    % CHANGE    2003       2002     % CHANGE
                                           -------    -------  --------  -------   -------  --------   -------    -------   --------
Gross written premiums                     $ 5,619    $ 5,027     12%    $ 3,695   $ 3,359      10%    $ 9,314    $ 8,386       11%
Net written premiums                         3,802      4,020     (5)      2,809     2,383      18       6,611      6,403        3

Net earned premiums                          3,743      4,018     (7)      2,666     2,178      22       6,409      6,196        3
Claim and claim adjustment
    expenses                                 3,835      2,892    (33)      2,262     1,679     (35)      6,097      4,571      (33)
Acquisition expenses                         1,142        724    (58)        621       436     (42)      1,763      1,160      (52)
Underwriting expenses                          562        509    (10)        292       264     (11)        854        773      (10)
Policyholders' dividends                       100         73    (37)          3         3      --         103         76      (36)
Restructuring & other
    related costs                               --         (2)   N/A          --        (1)    N/A          --         (3)     N/A
                                           -------    -------            -------   -------             -------    -------
Underwriting loss                           (1,896)      (178)   N/A        (512)     (203)   (152)     (2,408)      (381)     N/A
                                           -------    -------            -------   -------             -------    -------
Net investment income                          336        398    (16)        287       253      13         623        651       (4)
Other revenues                                 198        323    (39)        116       146     (21)        314        469      (33)
Other expenses                                 181        289     37         111       110      (1)        292        399       27
Non-insurance restructuring &
    other related costs                         --         (6)   N/A          --        --     N/A          --         (6)     N/A
                                           -------    -------            -------   -------             -------    -------
(Loss) income before income tax,
    minority interest and net
    realized investment gains (losses)      (1,543)       260    N/A        (220)       86     N/A      (1,763)       346      N/A
Income tax benefit (expense)                   587        (63)   N/A         103       (32)    N/A         690        (95)     N/A
Minority interest                               --         --    N/A           6       (26)    123           6        (26)     123
                                           -------    -------            -------   -------             -------    -------
(Loss) income before net
    realized investment gains (losses)        (956)       197    N/A        (111)       28     N/A      (1,067)       225      N/A
Realized investment gains (losses)             338        (86)   N/A         144       (77)    N/A         482       (163)     N/A
Income tax (expense) benefit on
    realized investment gains (losses)        (119)        30    N/A         (50)       25     N/A        (169)        55      N/A
                                           -------    -------            -------   -------             -------    -------
(Loss) income from continuing operations      (737)       141    N/A         (17)      (24)     29        (754)       117      N/A
Cumulative effect of a change in
    accounting principle                        --         --    N/A          --       (48)    N/A          --        (48)     N/A
                                           -------    -------            -------   -------             -------    -------
Net (loss) income                          $  (737)   $   141    N/A%    $   (17)  $   (72)     76%    $  (754)   $    69      N/A%
                                           =======    =======            =======   =======             =======    =======

FINANCIAL RATIOS
Loss & LAE                                   102.5%      72.0%              84.9%     77.1%               95.1%      73.9%
Acquisition expense                           30.5       18.0               23.3      20.0                27.5       18.7
Underwriting expense                          15.0       12.6               10.9      12.1                13.4       12.3
Dividends                                      2.7        1.8                0.1       0.1                 1.6        1.2
                                           -------    -------            -------   -------             -------    -------
Expense ratio, including dividends            48.2       32.4               34.3      32.2                42.5       32.2
                                           -------    -------            -------   -------             -------    -------
Combined ratio                               150.7%     104.4%             119.2%    109.3%              137.6%     106.1%
                                           =======    =======            =======   =======             =======    =======


CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS

TWELVE MONTHS ENDED                                                    CNA RE                           TOTAL P&C SEGMENTS
DECEMBER 31                                                                              FAV /                                FAV /
                                                                                        (UNFAV)                              (UNFAV)
(In millions)                                                  2003        2002        % CHANGE    2003        2002         % CHANGE
                                                              -------     -------      --------   -------     -------       --------
Gross written premiums                                        $   572     $   732         (22)%   $ 9,886     $ 9,118           8%
Net written premiums                                              478         605         (21)      7,089       7,008           1

Net earned premiums                                               536         642         (17)      6,945       6,838           2
Claim and claim adjustment expenses                               510         503          (1)      6,607       5,074         (30)
Acquisition expenses                                              104         136          24       1,867       1,296         (44)
Underwriting expenses                                              54          61          11         908         834          (9)
Policyholders' dividends                                           --          --         N/A         103          76         (36)
Restructuring & other related costs                                --          --         N/A          --          (3)        N/A
                                                              -------     -------                 -------     -------
Underwriting loss                                                (132)        (58)       (128)     (2,540)       (439)        N/A
                                                              -------     -------                 -------     -------
Net investment income                                              72         144         (50)        695         795         (13)
Other revenues                                                      7           2         N/A         321         471         (32)
Other expenses                                                      1           1          --         293         400          27
Non-insurance restructuring & other related costs                  --          --         N/A          --          (6)        N/A
                                                              -------     -------                 -------     -------
(Loss) income before income tax, minority interest
    and net realized investment gains (losses)                    (54)         87        (162)     (1,817)        433         N/A
Income tax benefit (expense)                                       27         (22)        N/A         717        (117)        N/A
Minority interest                                                  --          --         N/A           6         (26)        123
                                                              -------     -------                 -------     -------
(Loss) income before net realized investment gains (losses)       (27)         65        (142)     (1,094)        290         N/A
Realized investment gains (losses)                                 73          81         (10)        555         (82)        N/A
Income tax (expense) benefit on realized
    investment gains (losses)                                     (23)        (10)       (130)       (192)         45         N/A
                                                              -------     -------                 -------     -------
Income (loss) from continuing operations                           23         136         (83)       (731)        253         N/A
Cumulative effect of a change in accounting principle              --          --         N/A          --         (48)        N/A
                                                              -------     -------                 -------     -------
Net income (loss)                                             $    23     $   136         (83)%   $  (731)    $   205         N/A%
                                                              =======     =======                 =======     =======


FINANCIAL RATIOS
Loss & LAE                                                       95.2%       78.4%                   95.2%       74.2%
Acquisition expense                                              19.4        21.3                    26.9        19.0
Underwriting expense                                             10.1         9.4                    13.0        12.1
Dividends                                                          --          --                     1.5         1.1
                                                              -------     -------                 -------     -------
Expense ratio, including dividends                               29.5        30.7                    41.4        32.2
                                                              -------     -------                 -------     -------
Combined ratio                                                  124.7%      109.1%                  136.6%      106.4%
                                                              =======     =======                 =======     =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
GROUP & LIFE AND CORPORATE & OTHER SEGMENTS - OPERATING RESULTS


THREE MONTHS ENDED                    TOTAL P&C SEGMENTS   GROUP OPERATIONS    LIFE OPERATIONS   CORPORATE & OTHER  TOTAL OPERATIONS
DECEMBER 31
(In millions)                            2003       2002     2003     2002     2003       2002     2003     2002     2003     2002
                                       -------     -------   -----    -----    -----     -----     -----   -----   -------  -------
Net earned premiums                    $ 1,962    $ 1,742    $ 330    $ 310    $ 246     $ 220    $ (28)   $  16   $ 2,510  $ 2,288
Insurance claims &
    policyholders' benefits              1,355      1,270      245      234      345       294      (16)      32     1,929    1,830
Policyholders' dividends                    15         17       --        1        3         4       --       (2)       18       20
Insurance related expenses                 577        538      112      113       66        51       (2)      14       753      716
Restructuring & other
    related costs                           --         (3)      --       --       --        (1)      --      (27)       --      (31)
Net investment income                      191        198       63       64      131       138       51       38       436      438
Other revenues                              74        106       14       26       39        17      (20)     (19)      107      130
Other expenses                              66         95        5        5       (7)       18       36       36       100      154
Non-insurance restructuring
    & other related costs                   --         (6)      --       --       --        --       --       --        --       (6)
                                       -------    -------    -----    -----    -----     -----    -----    -----   -------  -------
Income (loss) before income
    tax, minority interest
    and net realized investment
    gains (losses)                         214        135       45       47        9         9      (15)     (18)      253      173
Income tax (expense) benefit               (44)       (33)     (15)     (16)      (1)       (4)       4        7       (56)     (46)
Minority interest                           (3)       (15)      --       --       --        --       --       --        (3)     (15)
                                       -------    -------    -----    -----    -----     -----    -----    -----   -------  -------
Income (loss) before net
    realized investment gains (losses)     167         87       30       31        8         5      (11)     (11)      194      112
Realized investment gains (losses)         171         17     (170)     (48)      26       (49)     (33)     (35)       (6)    (115)
Income tax (expense) benefit
    on realized investment
    gains (losses)                         (59)         8       43       17       (9)       16       11       12       (14)      53
                                       -------    -------    -----    -----    -----     -----    -----    -----   -------  -------
Income (loss) from continuing
    operations                             279        112      (97)      --       25       (28)     (33)     (34)      174       50
Loss from discontinued operations           --         --       --       --       --        --       --       --        --       --
Cumulative effect of a change
    in accounting principle                 --         --       --       --       --        --       --       --        --       --
                                       -------    -------    -----    -----    -----     -----    -----    -----   -------  -------
Net income (loss)                      $   279    $   112    $ (97)   $  --    $  25     $ (28)   $ (33)   $ (34)  $   174  $    50
                                       =======    =======    =====    =====    =====     =====    =====    =====   =======  =======


OTHER FINANCIAL DATA                       TOTAL P&C              GROUP             LIFE             CORPORATE           TOTAL
Property & Casualty Company                 SEGMENTS          OPERATIONS(1)      OPERATIONS           & OTHER        OPERATIONS(1)
     Information
                                        2003       2002      2003     2002     2003      2002      2003    2002      2003    2002
                                       -------    -------    -----    -----    -----     -----    -----    -----   -------  -------
Gross written premiums                 $ 2,306    $ 2,039    $ 179    $ 229    $ 124     $ 126    $ 420    $ 475   $ 3,029  $ 2,869
Net written premiums                     1,760      1,602        1       --      125       126        1       23     1,887    1,751
Net earned premiums                      1,962      1,742       --       --      127       125       (2)     (19)    2,087    1,848
Underwriting income (loss)                  15        (80)      (6)      (2)    (107)      (94)      (5)     (30)     (103)    (206)

FINANCIAL RATIOS
Loss & LAE                                69.1%      72.9%     N/A%     N/A%   160.3%    153.7%     N/A%     N/A%     75.2%    78.8%
Acquisition expense                       18.2       18.6      N/A      N/A     17.5      11.8      N/A      N/A      19.4     19.4
Underwriting expense                      11.3       12.1      N/A      N/A      6.4       9.8      N/A      N/A       9.7     12.0
Dividends                                  0.7        1.0      N/A      N/A       --        --      N/A      N/A       0.7      0.9
                                       -------    -------    -----    -----    -----     -----    -----    -----   -------  -------
Expense ratio, including
    dividends                             30.2       31.7      N/A      N/A     23.9      21.6      N/A      N/A      29.8     32.3
                                       -------    -------    -----    -----    -----     -----    -----    -----   -------  -------
Combined ratio                            99.3%     104.6%     N/A%     N/A%   184.2%    175.3%     N/A%     N/A%    105.0%   111.1%
                                       =======    =======    =====    =====    =====     =====    =====    =====   =======  =======


(1) The P&C Companies ratios exclude the impact of commutation transactions between CNA's property and casualty and life and group companies.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
GROUP & LIFE AND CORPORATE & OTHER SEGMENTS - OPERATING RESULTS

TWELVE MONTHS ENDED                     TOTAL P&C SEGMENTS       GROUP        LIFE OPERATIONS   CORPORATE & OTHER       TOTAL
DECEMBER 31                                                  OPERATIONS (1)                                         OPERATIONS (1)
(In millions)                             2003      2002     2003      2002     2003     2002      2003    2002     2003     2002
                                        -------   -------  -------  --------  -------  -------   -------  ------  -------   -------
Net earned premiums                     $ 6,945   $6,838  $ 1,312   $ 2,327   $1,029   $   930   $  (72)   $ 118  $ 9,214   $10,213
Insurance claims & policyholders'
    benefits                              6,607    5,074    1,005     1,955    1,256     1,104      934      173    9,802     8,306
Policyholders' dividends                    103       76        1         1       17        14       (7)      (5)     114        86
Insurance related expenses                2,775    2,130      454       529      287       239      236       14    3,752     2,912
Restructuring & other related costs          --       (3)      --        --       --        (1)      --      (27)      --       (31)
Net investment income                       695      795      263       252      524       540      165      143    1,647     1,730
Other revenues                              321      471       60        92      103       106      (89)     (74)     395       595
Other expenses                              293      400       27        29       37        74       43      175      400       678
Non-insurance restructuring &
    other related costs                      --       (6)      --        --       --        --       --       --       --        (6)
                                        -------   ------  -------   -------   ------   -------    -----    -----  -------   -------
(Loss) income before income tax,
    minority interest
    and net realized investment
    gains (losses)                       (1,817)     433      148       157       59       146   (1,202)    (143)  (2,812)      593
Income tax benefit (expense)                717     (117)     (48)      (53)     (14)      (52)     433       51    1,088      (171)
Minority interest                             6      (26)      --        --       --        --       --       --        6       (26)
                                        -------   ------  -------   -------   ------   -------   ------    ------ -------   -------
(Loss) income before net realized
    investment gains (losses)            (1,094)     290      100       104       45        94     (769)     (92)  (1,718)      396
Realized investment gains (losses)          555      (82)    (177)      (60)      36      (111)      46        1      460      (252)
Income tax (expense) benefit on
    realized investment gains (losses)     (192)      45       46        21      (13)       37      (16)      --     (175)      103
                                        -------   ------  -------   -------   ------   -------  -------    -----  -------   -------
(Loss) income from continuing operations   (731)     253      (31)       65       68        20     (739)     (91)  (1,433)      247
Loss from discontinued operations            --       --       --        --       --       (35)      --       --       --       (35)
Cumulative effect of a change in
    accounting principle                     --      (48)      --        --       --        (8)      --       (1)      --       (57)
                                        -------   ------  -------   -------   ------   -------   ------    -----  -------   -------
Net (loss) income                       $  (731)  $  205  $   (31)  $    65   $   68   $   (23)  $ (739)   $ (92) $(1,433)  $   155
                                        =======   ======  =======   =======   ======   =======   ======    =====  =======   =======


OTHER FINANCIAL DATA                        TOTAL P&C             GROUP            LIFE            CORPORATE             TOTAL
Property & Casualty Company Information     SEGMENTS        OPERATIONS(1)(2)    OPERATIONS          & OTHER         OPERATIONS(1)(2)

                                          2003      2002      2003     2002    2003     2002      2003     2002      2003    2002
                                        -------   -------   -------  -------  ------   ------   -------   ------   -------  -------
Gross written premiums                  $ 9,886   $ 9,118   $ 768    $2,016   $  519   $  497   $ 1,836   $1,824   $13,009  $13,455
Net written premiums                      7,089     7,008       1     1,149      519      496        (6)      --     7,603    8,653
Net earned premiums                       6,945     6,838      --     1,151      516      481        (6)     (32)    7,455    8,438
Underwriting (loss) income               (2,540)     (439)     (2)       13     (288)    (223)   (1,213)    (164)   (4,043)    (813)

FINANCIAL RATIOS
Loss & LAE                                 95.2%     74.2%    N/A%     87.3%   129.9%   122.8%      N/A%     N/A%    110.5%    79.4%
Acquisition expense                        26.9      19.0     N/A      (0.5)    16.6     13.8       N/A      N/A      29.6     16.3
Underwriting expense                       13.0      12.1     N/A      12.1      9.3      9.8       N/A      N/A      12.7     13.0
Dividends                                   1.5       1.1     N/A        --       --       --       N/A      N/A       1.4      0.9
                                        -------   -------   -----    ------   ------   ------   -------   ------   -------  -------
Expense ratio, including dividends         41.4      32.2     N/A      11.6     25.9     23.6       N/A      N/A      43.7     30.2
                                        -------   -------   -----    ------   ------   ------   -------   ------   -------  -------
Combined ratio                            136.6%    106.4%    N/A%     98.9%   155.8%   146.4%      N/A%     N/A%    154.2%   109.6%
                                        =======   =======   =====    ======   ======   ======   =======   ======   =======  =======


(1) Included in gross written, net written and earned premiums for 2002 is $1,151 million related to the National Postal Mail Handlers Union contract, which was transferred on July 1, 2002.

(2) The P&C Companies ratios exclude the impact of commutation transactions between CNA's property and casualty and life and group companies.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - CATASTROPHE LOSSES

CATASTROPHE LOSSES (PRETAX)                                                                                                TOTAL P&C
(In millions)                               STANDARD LINES    SPECIALTY LINES     P&C OPERATIONS         CNA RE            SEGMENTS
                                            --------------    ---------------     --------------       ----------         ----------
Three months ended December 31, 2003          $        1         $        2         $        3         $        8         $       11
Twelve months ended December 31, 2003                 96                 18                114                 29                143

Three months ended December 31, 2002          $        9         $       --         $        9         $       --         $        9
Twelve months ended December 31, 2002                 23                 19                 42                 17                 59

CATASTROPHE LOSSES (AFTER-TAX)                                                                                             TOTAL P&C
(In millions)                               STANDARD LINES    SPECIALTY LINES     P&C OPERATIONS         CNA RE            SEGMENTS
                                            --------------    ---------------     --------------       ----------         ----------
Three months ended December 31, 2003          $        1         $        1         $        2         $        5         $        7
Twelve months ended December 31, 2003                 62                 12                 74                 19                 93

Three months ended December 31, 2002          $        6         $       --         $        6         $       --         $        6
Twelve months ended December 31, 2002                 15                 12                 27                 11                 38

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME


(In millions)                                                 STANDARD LINES
                             -------------------------------------------------------------------------------------------------
                              1Q02      2Q02      3Q02      4Q02    YTD 2002    1Q03      2Q03      3Q03      4Q03    YTD 2003
                             ------    ------    ------    ------   --------   ------    ------    ------    ------   --------

Limited partnership income   $    3    $   20    $  (39)   $   (2)   $  (18)   $   13    $   40    $   33    $   33    $   119
Interest on funds withheld
  and other deposits            (38)      (44)      (36)      (56)     (174)      (34)      (76)     (114)      (43)     (267)
Other investment income         138       158       142       152       590       131       120       123       110       484
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net investment income        $  103    $  134    $   67    $   94    $  398    $  110    $   84    $   42    $  100    $  336
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                                                                   SPECIALTY LINES
                             -------------------------------------------------------------------------------------------------
                              1Q02      2Q02      3Q02      4Q02    YTD 2002    1Q03      2Q03      3Q03      4Q03    YTD 2003
                             ------    ------    ------    ------   --------   ------    ------    ------    ------   --------
Limited partnership income   $    1    $    8    $  (14)   $   (1)   $   (6)   $    5    $   17    $   13    $   14    $   49
Interest on funds withheld
  and other deposits             (9)       (7)      (11)       (7)      (34)       (6)       (7)      (12)       (3)      (28)
Other investment income          68        74        74        77       293        71        69        63        63       266
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net investment income        $   60    $   75    $   49    $   69    $  253    $   70    $   79    $   64    $   74    $  287
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                                                                     P&C OPERATIONS
                             -------------------------------------------------------------------------------------------------
                              1Q02      2Q02      3Q02      4Q02    YTD 2002    1Q03      2Q03      3Q03      4Q03    YTD 2003
                             ------    ------    ------    ------   --------   ------    ------    ------    ------   --------
Limited partnership income   $    4    $   28    $  (53)   $   (3)   $  (24)   $   18    $   57    $   46    $   47    $  168
Interest on funds withheld
  and other deposits            (47)      (51)      (47)      (63)     (208)      (40)      (83)     (126)      (46)     (295)
Other investment income         206       232       216       229       883       202       189       186       173       750
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net investment income        $  163    $  209    $  116    $  163    $  651    $  180    $  163    $  106    $  174    $  623
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                                                                         CNA RE
                             -------------------------------------------------------------------------------------------------
                              1Q02      2Q02      3Q02      4Q02    YTD 2002    1Q03      2Q03      3Q03      4Q03    YTD 2003
                             ------    ------    ------    ------   --------   ------    ------    ------    ------   --------
Limited partnership income   $    1    $    5    $   (9)   $   (1)   $   (4)   $    2    $    8    $    7    $    6    $   23
Interest on funds withheld
  and other deposits            (11)       (6)       (6)       (6)      (29)       (6)      (10)      (22)      (10)      (48)
Other investment income          43        49        43        42       177        28        24        24        21        97
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net investment income        $   33    $   48    $   28    $   35    $  144    $   24    $   22    $    9    $   17    $   72
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                                                                    TOTAL P&C SEGMENTS
                             -------------------------------------------------------------------------------------------------
                              1Q02      2Q02      3Q02      4Q02    YTD 2002    1Q03      2Q03      3Q03      4Q03    YTD 2003
                             ------    ------    ------    ------   --------   ------    ------    ------    ------   --------
Limited partnership income   $    5    $   33    $  (62)   $   (4)   $  (28)   $   20    $   65    $   53    $   53    $  191
Interest on funds withheld
  and other deposits            (58)      (57)      (53)      (69)     (237)      (46)      (93)     (148)      (56)     (343)
Other investment income         249       281       259       271     1,060       230       213       210       194       847
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net investment income        $  196    $  257    $  144    $  198    $  795    $  204    $  185    $  115    $  191    $  695
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME

(In millions)                                                      TOTAL P&C SEGMENTS
                             -------------------------------------------------------------------------------------------------
                              1Q02      2Q02      3Q02      4Q02    YTD 2002    1Q03      2Q03      3Q03      4Q03    YTD 2003
                             ------    ------    ------    ------   --------   ------    ------    ------    ------   --------
Limited partnership income   $    5    $   33    $  (62)   $   (4)   $  (28)   $   20    $   65    $   53    $   53    $   191
Interest on funds withheld
  and other deposits            (58)      (57)      (53)      (69)     (237)      (46)      (93)     (148)      (56)      (343)
Other investment income         249       281       259       271     1,060       230       213       210       194        847
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    -------
Net investment income        $  196    $  257    $  144    $  198    $  795    $  204    $  185    $  115    $  191    $   695
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    =======

                                                                    GROUP OPERATIONS
                             -------------------------------------------------------------------------------------------------
                              1Q02      2Q02      3Q02      4Q02    YTD 2002    1Q03      2Q03      3Q03      4Q03    YTD 2003
                             ------    ------    ------    ------   --------   ------    ------    ------    ------   --------
Limited partnership income   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $    --
Interest on funds withheld
  and other deposits             --        --        --        --        --        --        --        --        --         --
Other investment income          61        62        65        64       252        63        70        67        63        263
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    -------
Net investment income        $   61    $   62    $   65    $   64    $  252    $   63    $   70    $   67    $   63    $   263
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    =======

                                                                     LIFE OPERATIONS
                             -------------------------------------------------------------------------------------------------
                              1Q02      2Q02      3Q02      4Q02    YTD 2002    1Q03      2Q03      3Q03      4Q03    YTD 2003
                             ------    ------    ------    ------   --------   ------    ------    ------    ------   --------
Limited partnership income   $   --    $   --    $   (1)   $   (1)   $   (2)   $   --    $   --    $    1    $   --    $     1
Interest on funds withheld
  and other deposits             --        --        --        --        --        --        --        --        --         --
Other investment income         134       137       132       139       542       131       133       128       131        523
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    -------
Net investment income        $  134    $  137    $  131    $  138    $  540    $  131    $  133    $  129    $  131    $   524
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    =======

                                                                   CORPORATE & OTHER
                             -------------------------------------------------------------------------------------------------
                              1Q02      2Q02      3Q02      4Q02    YTD 2002    1Q03      2Q03      3Q03      4Q03    YTD 2003
                             ------    ------    ------    ------   --------   ------    ------    ------    ------   --------
Limited partnership income   $    2    $    5    $  (10)   $   (1)   $   (4)   $    3    $   10    $    7    $    9    $    29
Interest on funds withheld
  and other deposits             --        --        --        (2)       (2)       (1)       --        --        --         (1)
Other investment income          33        41        34        41       149        32        29        34        42        137
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    -------
Net investment income        $   35    $   46    $   24    $   38    $  143    $   34    $   39    $   41    $   51    $   165
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    =======

                                                                    TOTAL OPERATIONS
                             -------------------------------------------------------------------------------------------------
                              1Q02      2Q02      3Q02      4Q02    YTD 2002    1Q03      2Q03      3Q03      4Q03    YTD 2003
                             ------    ------    ------    ------   --------   ------    ------    ------    ------   --------
Limited partnership income   $    7    $   38    $  (73)   $   (6)   $  (34)   $   23    $   75    $   61    $   62    $   221
Interest on funds withheld
  and other deposits            (58)      (57)      (53)      (71)     (239)      (47)      (93)     (148)      (56)      (344)
Other investment income         477       521       490       515     2,003       456       445       439       430      1,770
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    -------
Net investment income        $  426    $  502    $  364    $  438    $1,730    $  432    $  427    $  352    $  436    $ 1,647
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    =======

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATUTORY DATA - PRELIMINARY

PERIOD ENDED DECEMBER 31                            THREE MONTHS                                TWELVE MONTHS

Income Statement                            (PRELIMINARY)               FAV / (UNFAV)   (PRELIMINARY)               FAV / (UNFAV)
(In millions)                                    2003          2002       % CHANGE           2003          2002        % CHANGE
                                            -------------    --------   -------------   -------------    --------   -------------
 PROPERTY & CASUALTY COMPANIES
   Gross written premiums                      $  2,595      $  3,011         (14)%        $ 13,175      $ 13,930          (5)%
   Net written premiums                           1,796         1,688           6             7,067         8,103         (13)

   Net earned premiums                            1,298         1,696         (23)            5,979         7,650         (22)
   Claim and claim adjustment expenses              880         1,242          29             7,030         6,120         (15)
   Acquisition expenses                             234           331          29             1,299         1,331           2
   Underwriting expenses                            192           164         (17)              886           969           9
   Policyholders' dividends                          18            20          10                68            80          15
   Restructuring and other related costs             --            --         N/A                --            --         N/A
                                               --------      --------                      --------      --------
   Underwriting loss                                (26)          (61)         57            (3,304)         (850)        N/A
   Net investment income                            865           864          --             1,717         1,826          (6)
   Other (expense) revenue                           (6)          (65)         91              (634)         (212)       (199)
   Income tax (expense) benefit                     (45)           81        (156)              666            28         N/A
   Net realized (losses) gains                     (401)           51         N/A                51           (21)        N/A
                                               --------      --------                      --------      --------
   Net income (loss)                           $    387      $    870         (56)%        $ (1,504)     $    771         N/A %
                                               ========      ========                      ========      ========

FINANCIAL RATIOS
    Loss and LAE                                   67.8 %        73.2 %                       117.6 %        80.0 %
    Acquisition expense                            13.0          19.6                          18.4          16.4
    Underwriting expense                           10.8           9.7                          12.5          12.0
    Policyholders' dividends                        1.3           1.2                           1.1           1.0
                                               --------      --------                      --------      --------
    Expense ratio                                  25.1          30.5                          32.0          29.4
                                               --------      --------                      --------      --------
    Combined ratio                                 92.9 %       103.7 %                       149.6 %       109.4 %
                                               ========      ========                      ========      ========
LIFE COMPANIES
    Premium income                             $    440      $    469                      $  1,916      $  1,884

 SUPPLEMENTAL STATUTORY DATA                  (PRELIMINARY)
                                               DECEMBER 31,    DECEMBER 31,
(In millions)                                       2003            2002
                                               ------------    ------------
PROPERTY & CASUALTY COMPANIES
   Statutory surplus (1)                       $      6,548    $      6,705

LIFE COMPANIES
  Statutory surplus                            $        705    $      1,645
  Gross life insurance in force                     388,968         437,409


(1) Surplus includes the Property & Casualty Companies' equity ownership of the life insurance subsidiaries.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS
LOSS AND LAE RATIO ANALYSIS

                                                   STANDARD LINES                                      CNA RE
                                    --------------------------------------------    --------------------------------------------
                                      2003 YTD        2002 FY          2002 FY        2003 YTD         2002 FY         2002 FY
                                    EVALUATED AT    EVALUATED AT    EVALUATED AT    EVALUATED AT    EVALUATED AT    EVALUATED AT
                                      12/31/03        12/31/02        12/31/03        12/31/03        12/31/02        12/31/03
                                    ------------    ------------    ------------    ------------    ------------    ------------
Gross Accident Year                         65.8 %          74.6 %          67.5 %          64.3 %          64.2 %          61.4 %
     Impact of Finite Reinsurance             --            (0.1)             --              --             0.2             0.2
     Impact of Other Reinsurance             2.5             0.8             4.0             4.9             5.0             0.9
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net Accident Year                           68.3            75.3            71.5 %          69.2            69.4            62.5 %
                                                                    ============                                    ============
     Impact of Corporate Covers             (7.6)             --                           (12.3)           (6.4)
     Impact of Development                  41.8            (3.3)                           38.3            15.4
                                    ------------    ------------                    ------------    ------------
Net Calendar Year                          102.5%           72.0 %                          95.2 %          78.4 %
                                    ============    ============                    ============    ============

                                                  SPECIALTY LINES                                  P&C SEGMENTS
                                    --------------------------------------------    --------------------------------------------
                                      2003 YTD        2002 FY          2002 FY        2003 YTD         2002 FY         2002 FY
                                    EVALUATED AT    EVALUATED AT    EVALUATED AT    EVALUATED AT    EVALUATED AT    EVALUATED AT
                                      12/31/03        12/31/02        12/31/03        12/31/03        12/31/02        12/31/03
                                    ------------    ------------    ------------    ------------    ------------    ------------
Gross Accident Year                         64.4 %          68.1 %          70.0 %          65.2 %          71.5 %          67.9 %
     Impact of Finite Reinsurance             --              --              --              --              --              --
     Impact of Other Reinsurance             3.7             3.6             2.8             3.1             2.2             3.3
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net Accident Year                           68.1            71.7            72.8 %          68.3            73.7            71.2 %
                                                                    ============                                    ============
     Impact of Corporate Covers             (1.3)           (1.2)                           (5.6)           (1.1)
     Impact of Development                  18.1             6.6                            32.5             1.6
                                    ------------    ------------                    ------------    ------------
Net Calendar Year                           84.9%           77.1 %                          95.2 %          74.2 %
                                    ============    ============                    ============    ============


                                                  P&C OPERATIONS
                                    --------------------------------------------
                                      2003 YTD        2002 FY          2002 FY
                                    EVALUATED AT    EVALUATED AT    EVALUATED AT
                                      12/31/03        12/31/02        12/31/03
                                    ------------    ------------    ------------
Gross Accident Year                         65.2 %          72.1 %          68.5 %
     Impact of Finite Reinsurance             --              --             --
     Impact of Other Reinsurance             3.0             2.0             3.5
                                    ------------    ------------    ------------
Net Accident Year                           68.2            74.1            72.0 %
                                                                    ============
     Impact of Corporate Covers             (5.1)           (0.4)
     Impact of Development                  32.0             0.2
                                    ------------    ------------
Net Calendar Year                           95.1 %          73.9 %
                                    ============    ============

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

THREE MONTHS ENDED                                                                 STANDARD LINES
DECEMBER 31, 2003
                                                       2003 RESULTS
                                                         BEFORE                      CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                   AGGREGATE     BAD DEBT    BAD DEBT    2003
(In millions)                                            ITEMS      DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  -------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      1,092  $          (9)  $       (4)  $        --  $      --  $ 1,079
Claim and claim adjustment expenses                             753            (18)          (5)           --         --      730
Acquisition expenses                                            224             --           --            --         --      224
Underwriting expenses                                           131             --           --            --         --      131
Policyholders' dividends                                         14             --           --            --         --       14
Restructuring & other related costs                              --             --           --            --         --       --
                                                       ------------  -------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                      (30)             9            1            --         --      (20)
                                                       ------------  -------------   ----------   -----------  ---------  -------
Net investment income                                           100             --           --            --         --      100
Other revenues                                                   33             --           --            --         --       33
Other expenses                                                   26             --           --            --         --       26
Non-insurance restructuring & other related costs                --             --           --            --         --       --
                                                       ------------  -------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                            77              9            1            --         --       87
Income tax (expense) benefit                                    (14)            (3)          --            --         --      (17)
Minority interest                                                --             --           --            --         --       --
                                                       ------------  -------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains               63              6            1            --         --       70
Realized investment gains                                       102             --           --            --         --      102
Income tax expense on realized
     investment gains                                           (36)            --           --            --         --      (36)
                                                       ------------  -------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        129              6            1            --         --      136
Cumulative effect of a change in accounting principle            --             --           --            --         --       --
                                                       ------------  -------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        129  $           6   $        1   $        --  $      --  $   136
                                                       ============  =============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                   67.7 %
Acquisition expense                                                                                                          20.7
Underwriting expense                                                                                                         12.1
Dividends                                                                                                                     1.3
                                                                                                                          -------
Expense ratio, including dividends                                                                                           34.1
                                                                                                                          -------
Combined ratio                                                                                                              101.8 %
                                                                                                                          =======

THREE MONTHS ENDED                                                                      SPECIALTY LINES
DECEMBER 31, 2003
                                                       2003 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2003
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $        733  $          (15)  $       --   $        --  $      --  $   718
Claim and claim adjustment expenses                             488              (5)           3            --         --      486
Acquisition expenses                                            118              --           --            --         --      118
Underwriting expenses                                            77              --           --            --         --       77
Policyholders' dividends                                          1              --           --            --         --        1
Restructuring & other related costs                              --              --           --            --         --       --
                                                       ------------   -------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                       49             (10)          (3)           --         --       36
                                                       ------------   -------------   ----------   -----------  ---------  -------
Net investment income                                            74              --           --            --         --       74
Other revenues                                                   35              --           --            --         --       35
Other expenses                                                   39              --           --            --         --       39
Non-insurance restructuring & other related costs                --              --           --            --         --       --
                                                       ------------   -------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                           119             (10)          (3)           --         --      106
Income tax (expense) benefit                                    (26)              3            1            --         --      (22)
Minority interest                                                (3)             --           --            --         --       (3)
                                                       ------------   -------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains               90              (7)          (2)           --         --       81
Realized investment gains                                        50              --           --            --         --       50
Income tax expense on realized
     investment gains                                           (16)             --           --            --         --      (16)
                                                       ------------   -------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        124              (7)          (2)           --         --      115
Cumulative effect of a change in accounting principle            --              --           --            --         --       --
                                                       ------------   -------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        124   $          (7)  $       (2)  $        --  $      --  $   115
                                                       ============   =============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    67.7 %
Acquisition expense                                                                                                           16.5
Underwriting expense                                                                                                          10.8
Dividends                                                                                                                      0.1
                                                                                                                           -------
Expense ratio, including dividends                                                                                            27.4
                                                                                                                           -------
Combined ratio                                                                                                                95.1 %
                                                                                                                           =======

                                                                                P&C OPERATIONS
                                                       2003 RESULTS
THREE MONTHS ENDED                                       BEFORE                      CORPORATE    REINSURANCE  INSURANCE
DECEMBER 31, 2003                                      SIGNIFICANT                   AGGREGATE     BAD DEBT    BAD DEBT    2003
(In millions)                                             ITEMS      DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  -------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      1,825  $         (24)  $       (4)  $        --  $      --  $ 1,797
Claim and claim adjustment expenses                           1,241            (23)          (2)           --         --    1,216
Acquisition expenses                                            342             --           --            --         --      342
Underwriting expenses                                           208             --           --            --         --      208
Policyholders' dividends                                         15             --           --            --         --       15
Restructuring & other related costs                              --             --           --            --         --       --
                                                       ------------  -------------   ----------   -----------  ---------  -------
Underwriting income (loss)                                       19             (1)          (2)           --         --       16
                                                       ------------  -------------   ----------   -----------  ---------  -------
Net investment income                                           174             --           --            --         --      174
Other revenues                                                   68             --           --            --         --       68
Other expenses                                                   65             --           --            --         --       65
Non-insurance restructuring & other related costs                --             --           --            --         --       --
                                                       ------------  -------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                           196             (1)          (2)           --         --      193
Income tax (expense) benefit                                    (40)            --            1            --         --      (39)
Minority interest                                                (3)            --           --            --         --       (3)
                                                       ------------  -------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains              153             (1)          (1)           --         --      151
Realized investment gains                                       152             --           --            --         --      152
Income tax expense on realized
     investment gains                                           (52)            --           --            --         --      (52)
                                                       ------------  -------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        253             (1)          (1)           --         --      251
Cumulative effect of a change in accounting principle            --             --           --            --         --       --
                                                       ------------  -------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        253  $          (1)  $       (1)  $        --  $      --  $   251
                                                       ============  =============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                   67.7 %
Acquisition expense                                                                                                          19.0
Underwriting expense                                                                                                         11.6
Dividends                                                                                                                     0.8
                                                                                                                          -------
Expense ratio, including dividends                                                                                           31.4
                                                                                                                          -------
Combined ratio                                                                                                               99.1 %
                                                                                                                          =======


(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS


THREE MONTHS ENDED                                                                      CNA RE
DECEMBER 31, 2003
                                                      2003 RESULTS
                                                        BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                      SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2003
(In millions)                                           ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                      ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                   $        157  $            8   $       --   $        --  $      --  $   165
Claim and claim adjustment expenses                            130               7            2            --         --      139
Acquisition expenses                                            17              --           --            --         --       17
Underwriting expenses                                           10              --           --            --         --       10
Policyholders' dividends                                        --              --           --            --         --       --
Restructuring & other related costs                             --              --           --            --         --       --
                                                      ------------  --------------   ----------   -----------  ---------  -------
Underwriting income (loss)                                      --               1           (2)           --         --       (1)
                                                      ------------  --------------   ----------   -----------  ---------  -------
Net investment income                                           17              --           --            --         --       17
Other revenues                                                   6              --           --            --         --        6
Other expenses                                                   1              --           --            --         --        1
Non-insurance restructuring & other related costs               --              --           --            --         --       --
                                                      ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                           22               1           (2)           --         --       21
Income tax (expense) benefit                                    (5)             (1)           1            --         --       (5)
Minority interest                                               --              --           --            --         --       --
                                                      ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains              17              --           (1)           --         --       16
Realized investment gains                                       19              --           --            --         --       19
Income tax expense on realized
     investment gains                                           (7)             --           --            --         --       (7)
                                                      ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        29              --           (1)           --         --       28
Cumulative effect of a change in accounting principle           --              --           --            --         --       --
                                                      ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                     $         29  $           --   $       (1)  $        --  $      --  $    28
                                                      ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                   84.3 %
Acquisition expense                                                                                                           9.9
Underwriting expense                                                                                                          6.7
Dividends                                                                                                                      --
                                                                                                                          -------
Expense ratio, including dividends                                                                                           16.6
                                                                                                                          -------
Combined ratio                                                                                                              100.9 %
                                                                                                                          =======

THREE MONTHS ENDED                                                                      TOTAL P&C SEGMENTS
DECEMBER 31, 2003
                                                       2003 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2003
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      1,982  $         (16)   $       (4)  $        --  $      --  $ 1,962
Claim and claim adjustment expenses                           1,371            (16)           --            --         --    1,355
Acquisition expenses                                            359             --            --            --         --      359
Underwriting expenses                                           218             --            --            --         --      218
Policyholders' dividends                                         15             --            --            --         --       15
Restructuring & other related costs                              --             --            --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting income (loss)                                       19             --            (4)           --         --       15
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income                                           191             --            --            --         --      191
Other revenues                                                   74             --            --            --         --       74
Other expenses                                                   66             --            --            --         --       66
Non-insurance restructuring & other related costs                --             --            --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                           218             --            (4)           --         --      214
Income tax (expense) benefit                                    (45)            (1)            2            --         --      (44)
Minority interest                                                (3)            --            --            --         --       (3)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains              170             (1)           (2)           --         --      167
Realized investment gains                                       171             --            --            --         --      171
Income tax expense on realized
     investment gains                                           (59)            --            --            --         --      (59)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        282             (1)           (2)           --         --      279
Cumulative effect of a change in accounting principle            --             --            --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        282  $          (1)   $       (2)  $        --  $      --  $   279
                                                       ============  ==============   ==========   ===========  =========  =======


FINANCIAL RATIOS
Loss & LAE                                                                                                                    69.1 %
Acquisition expense                                                                                                           18.2
Underwriting expense                                                                                                          11.3
Dividends                                                                                                                      0.7
                                                                                                                           -------
Expense ratio, including dividends                                                                                            30.2
                                                                                                                           -------
Combined ratio                                                                                                                99.3 %
                                                                                                                          =======

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

TWELVE MONTHS ENDED                                                                     STANDARD LINES
DECEMBER 31, 2003
                                                      2003 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2003
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------

Net earned premiums                                    $      4,230  $        (218)   $    (269)   $        --  $      --  $ 3,743
Claim and claim adjustment expenses                           2,925          1,395          (485)           --         --    3,835
Acquisition expenses                                            845             --            --            55        242    1,142
Underwriting expenses                                           562             --            --            --         --      562
Policyholders' dividends                                         54             46            --            --         --      100
Restructuring & other related costs                              --             --            --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                     (156)        (1,659)          216           (55)      (242)  (1,896)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income (loss)                                    413             --           (77)           --         --      336
Other revenues                                                  198             --            --            --         --      198
Other expenses                                                  181             --            --            --         --      181
Non-insurance restructuring & other related costs                --             --            --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                           274         (1,659)          139           (55)      (242)  (1,543)
Income tax (expense) benefit                                    (49)           581           (49)           19         85      587
Minority interest                                                --             --            --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains              225         (1,078)           90           (36)      (157)    (956)
Realized investment gains                                       338             --            --            --         --      338
Income tax expense on realized
     investment gains                                          (119)            --            --            --         --     (119)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        444         (1,078)           90           (36)      (157)    (737)
Cumulative effect of a change in accounting principle            --             --            --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        444  $      (1,078)   $       90   $       (36) $    (157) $  (737)
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                   102.5%
Acquisition expense                                                                                                           30.5
Underwriting expense                                                                                                          15.0
Dividends                                                                                                                      2.7
                                                                                                                           -------
Expense ratio, including dividends                                                                                            48.2
                                                                                                                           -------
Combined ratio                                                                                                               150.7%
                                                                                                                           =======


TWELVE MONTHS ENDED                                                                 SPECIALTY LINES
DECEMBER 31, 2003
                                                       2003 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2003
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------

Net earned premiums                                    $      2,697  $           --   $      (31)  $        --  $      --  $ 2,666
Claim and claim adjustment expenses                           1,836             482          (56)           --         --    2,262
Acquisition expenses                                            542              --           --            79         --      621
Underwriting expenses                                           292              --           --            --         --      292
Policyholders' dividends                                          3              --           --            --         --        3
Restructuring & other related costs                              --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                       24            (482)          25           (79)        --     (512)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income (loss)                                    297              --          (10)           --         --      287
Other revenues                                                  116              --           --            --         --      116
Other expenses                                                  111              --           --            --         --      111
Non-insurance restructuring & other related costs                --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                           326            (482)          15           (79)        --     (220)
Income tax (expense) benefit                                    (88)            168           (5)           28         --      103
Minority interest                                                (4)             10           --            --         --        6
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains              234            (304)          10           (51)        --     (111)
Realized investment gains                                       144              --           --            --         --      144
Income tax expense on realized
     investment gains                                           (50)             --           --            --         --      (50)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        328            (304)          10           (51)        --      (17)
Cumulative effect of a change in accounting principle            --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        328  $         (304)  $       10   $       (51)  $     --  $   (17)
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    84.9%
Acquisition expense                                                                                                           23.3
Underwriting expense                                                                                                          10.9
Dividends                                                                                                                      0.1
                                                                                                                           -------
Expense ratio, including dividends                                                                                            34.3
                                                                                                                           -------
Combined ratio                                                                                                               119.2%
                                                                                                                           =======

TWELVE MONTHS ENDED                                                                P&C OPERATIONS
DECEMBER 31, 2003
                                                       2003 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2003
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------

Net earned premiums                                    $      6,927  $         (218)  $     (300)  $        --  $      --  $ 6,409
Claim and claim adjustment expenses                           4,761           1,877         (541)           --         --    6,097
Acquisition expenses                                          1,387              --           --           134        242    1,763
Underwriting expenses                                           854              --           --            --         --      854
Policyholders' dividends                                         57              46           --            --         --      103
Restructuring & other related costs                              --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                     (132)         (2,141)         241          (134)      (242)  (2,408)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income (loss)                                    710              --          (87)           --         --      623
Other revenues                                                  314              --           --            --         --      314
Other expenses                                                  292              --           --            --         --      292
Non-insurance restructuring & other related costs                --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                           600          (2,141)         154          (134)      (242)  (1,763)
Income tax (expense) benefit                                   (137)            749          (54)           47         85      690
Minority interest                                                (4)             10           --            --         --        6
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains              459          (1,382)         100           (87)      (157)  (1,067)
Realized investment gains                                       482              --           --            --         --      482
Income tax expense on realized
     investment gains                                          (169)             --           --            --         --     (169)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        772          (1,382)         100           (87)      (157)    (754)
Cumulative effect of a change in accounting principle            --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        772  $      (1,382)   $      100   $       (87) $    (157) $  (754)
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    95.1%
Acquisition expense                                                                                                           27.5
Underwriting expense                                                                                                          13.4
Dividends                                                                                                                      1.6
                                                                                                                           -------
Expense ratio, including dividends                                                                                            42.5
                                                                                                                           -------
Combined ratio                                                                                                               137.6%
                                                                                                                           =======


(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

TWELVE MONTHS ENDED                                                                     CNA RE
DECEMBER 31, 2003
                                                       2003 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2003
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $        567  $           26   $     (57)   $        --  $      --  $   536
Claim and claim adjustment expenses                             392             220        (102)            --         --      510
Acquisition expenses                                            102              --          --              2         --      104
Underwriting expenses                                            54              --          --             --         --       54
Policyholders' dividends                                         --              --          --             --         --       --
Restructuring & other related costs                              --              --          --             --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting income (loss)                                       19            (194)         45             (2)        --     (132)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income (loss)                                     89              --         (17)            --         --       72
Other revenues                                                    7              --          --             --         --        7
Other expenses                                                    1              --          --             --         --        1
Non-insurance restructuring & other related costs                --              --          --             --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                           114            (194)         28             (2)        --      (54)
Income tax (expense) benefit                                    (32)             68         (10)             1         --       27
Minority interest                                                --              --          --             --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains               82            (126)         18             (1)        --      (27)
Realized investment gains                                        73              --          --             --         --       73
Income tax expense on realized
     investment gains                                           (23)             --          --             --         --      (23)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        132            (126)         18             (1)        --       23
Cumulative effect of a change in accounting principle            --              --          --             --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        132  $         (126)  $      18    $        (1) $      --  $    23
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    95.2%
Acquisition expense                                                                                                           19.4
Underwriting expense                                                                                                          10.1
Dividends                                                                                                                       --
                                                                                                                           -------
Expense ratio, including dividends                                                                                            29.5
                                                                                                                           -------
Combined ratio                                                                                                               124.7%
                                                                                                                           =======

TWELVE MONTHS ENDED                                                                TOTAL P&C SEGMENTS
DECEMBER 31, 2003
                                                       2003 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2003
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      7,494  $         (192)  $     (357)  $        --  $      --  $ 6,945
Claim and claim adjustment expenses                           5,153           2,097         (643)           --         --    6,607
Acquisition expenses                                          1,489              --           --           136        242    1,867
Underwriting expenses                                           908              --           --            --         --      908
Policyholders' dividends                                         57              46           --            --         --      103
Restructuring & other related costs                              --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting income (loss)                                     (113)         (2,335)         286          (136)      (242)  (2,540)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income (loss)                                    799              --         (104)           --         --      695
Other revenues                                                  321              --           --            --         --      321
Other expenses                                                  293              --           --            --         --      293
Non-insurance restructuring & other related costs                --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                           714          (2,335)         182          (136)      (242)  (1,817)
Income tax (expense) benefit                                   (169)            817          (64)           48         85      717
Minority interest                                                (4)             10           --            --         --        6
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains              541          (1,508)         118           (88)      (157)  (1,094)
Realized investment gains                                       555              --           --            --         --      555
Income tax expense on realized
     investment gains                                          (192)             --           --            --         --     (192)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        904          (1,508)         118           (88)      (157)    (731)
Cumulative effect of a change in accounting principle            --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        904  $       (1,508)  $      118   $       (88)   $  (157) $  (731)
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    95.2%
Acquisition expense                                                                                                           26.9
Underwriting expense                                                                                                          13.0
Dividends                                                                                                                      1.5
                                                                                                                           -------
Expense ratio, including dividends                                                                                            41.4
                                                                                                                           -------
Combined ratio                                                                                                               136.6%
                                                                                                                           =======

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS


THREE MONTHS ENDED                                                                  STANDARD LINES
DECEMBER 31, 2002
                                                      2002 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2002
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      1,001  $          (22)  $       (1)  $        --  $      --  $   978
Claim and claim adjustment expenses                             773             (72)          --            --         --      701
Acquisition expenses                                            188              --           --            --         --      188
Underwriting expenses                                           130              --           --            --         --      130
Policyholders' dividends                                         18              (2)          --            --         --       16
Restructuring & other related costs                              (2)             --           --            --         --       (2)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                     (106)             52           (1)           --         --      (55)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income                                            94              --           --            --         --       94
Other revenues                                                   80              --           --            --         --       80
Other expenses                                                   73              --           --            --         --       73
Non-insurance restructuring & other related costs                (6)             --           --            --         --       (6)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment losses                            1              52           (1)           --         --       52
Income tax benefit (expense)                                      8             (18)          --            --         --      (10)
Minority interest                                                --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment losses               9              34           (1)           --         --       42
Realized investment losses                                      (35)             --           --            --         --      (35)
Income tax benefit on realized
     investment losses                                           12              --           --            --         --       12
                                                       ------------  --------------   ----------   -----------  ---------  -------
(Loss) income from continuing operations                        (14)             34           (1)           --         --       19
Cumulative effect of a change in accounting principle            --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net (loss) income                                      $        (14) $           34   $       (1)  $        --  $      --  $    19
                                                       ============  ==============   ==========   ===========  =========  =======


FINANCIAL RATIOS
Loss & LAE                                                                                                                    71.7%
Acquisition expense                                                                                                           19.1
Underwriting expense                                                                                                          13.3
Dividends                                                                                                                      1.6
                                                                                                                           -------
Expense ratio, including dividends                                                                                            34.0
                                                                                                                           -------
Combined ratio                                                                                                               105.7%
                                                                                                                           =======


THREE MONTHS ENDED                                                                         SPECIALTY LINES
DECEMBER 31, 2002
                                                      2002 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2002
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $       607   $          (23)  $       --   $        --  $     --   $   584
Claim and claim adjustment expenses                            413               28           --            --        --       441
Acquisition expenses                                           103               --           --            --        --       103
Underwriting expenses                                           69               --           --            --        --        69
Policyholders' dividends                                         1               --           --            --        --         1
                                                       ------------  --------------   ----------   -----------  ---------  -------
Restructuring & other related costs                             (1)              --           --            --        --        (1)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                      22              (51)          --            --        --       (29)
Net investment income                                           69               --           --            --        --        69
Other revenues                                                  26               --           --            --        --        26
Other expenses                                                  23               --           --            --        --        23
Non-insurance restructuring & other related costs               --               --           --            --        --        --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment losses                          94              (51)          --            --        --        43
Income tax benefit (expense)                                   (27)              18           --            --        --        (9)
Minority interest                                              (13)              (2)          --            --        --       (15)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment losses             54              (35)          --            --        --        19
Realized investment losses                                     (31)              --           --            --        --       (31)
Income tax benefit on realized
     investment losses                                          11               --           --            --        --        11
                                                       ------------  --------------   ----------   -----------  ---------  -------
(Loss) income from continuing operations                        34              (35)          --            --        --        (1)
Cumulative effect of a change in accounting principle           --               --           --            --        --        --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net (loss) income                                      $        34   $          (35)  $       --   $        --  $     --  $     (1)
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    75.6%
Acquisition expense                                                                                                           17.7
Underwriting expense                                                                                                          11.5
Dividends                                                                                                                      0.1
                                                                                                                           -------
Expense ratio, including dividends                                                                                            29.3
                                                                                                                           -------
Combined ratio                                                                                                               104.9%
                                                                                                                           =======





THREE MONTHS ENDED                                                                  P&C OPERATIONS
DECEMBER 31, 2002
                                                      2002 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2002
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      1,608  $          (45)  $       (1)  $        --  $      --  $ 1,562
Claim and claim adjustment expenses                           1,186             (44)          --            --         --    1,142
Acquisition expenses                                            291              --           --            --         --      291
Underwriting expenses                                           199              --           --            --         --      199
Policyholders' dividends                                         19              (2)          --            --         --       17
Restructuring & other related costs                              (3)             --           --            --         --       (3)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                      (84)              1           (1)           --         --      (84)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income                                           163              --           --            --         --      163
Other revenues                                                  106              --           --            --         --      106
Other expenses                                                   96              --           --            --         --       96
Non-insurance restructuring & other related costs                (6)             --           --            --         --       (6)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment losses                           95               1           (1)           --         --       95
Income tax (expense)                                            (19)             --           --            --         --      (19)
Minority interest                                               (13)             (2)          --            --         --      (15)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment losses              63              (1)          (1)           --         --       61
Realized investment losses                                      (66)             --           --            --         --      (66)
Income tax benefit on realized
     investment losses                                           23              --           --            --         --       23
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                         20              (1)          (1)           --         --       18
Cumulative effect of a change in accounting principle            --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $         20  $           (1)  $       (1)  $        --  $      --  $    18
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    73.1%
Acquisition expense                                                                                                           18.6
Underwriting expense                                                                                                          12.6
Dividends                                                                                                                      1.1
                                                                                                                           -------
Expense ratio, including dividends                                                                                            32.3
                                                                                                                           -------
Combined ratio                                                                                                               105.4%
                                                                                                                           =======


(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

THREE MONTHS ENDED                                                                     CNA RE
DECEMBER 31, 2002
                                                      2002 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2002
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $        179  $            1   $       --   $        --  $      --  $   180
Claim and claim adjustment expenses                             126               2           --            --         --      128
Acquisition expenses                                             33              --           --            --         --       33
Underwriting expenses                                            15              --           --            --         --       15
Policyholders' dividends                                         --              --           --            --         --       --
Restructuring & other related costs                              --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting income (loss)                                        5              (1)          --            --         --        4
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income                                            35              --           --            --         --       35
Other revenues                                                   --              --           --            --         --       --
Other expenses                                                   (1)             --           --            --         --       (1)
Non-insurance restructuring & other related costs                --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                            41              (1)          --            --         --       40
Income tax (expense)                                            (14)             --           --            --         --      (14)
Minority interest                                                --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains               27              (1)          --            --         --       26
Realized investment gains                                        83              --           --            --         --       83
Income tax (expense) benefit on realized
     investment gains                                           (15)             --           --            --         --      (15)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                         95              (1)          --            --         --       94
Cumulative effect of a change in accounting principle            --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $         95  $           (1)  $       --   $        --  $      --  $    94
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    71.1%
Acquisition expense                                                                                                           18.3
Underwriting expense                                                                                                           8.4
Dividends                                                                                                                       --
                                                                                                                           -------
Expense ratio, including dividends                                                                                            26.7
                                                                                                                           -------
Combined ratio                                                                                                                97.8%
                                                                                                                           =======
THREE MONTHS ENDED                                                              TOTAL P&C SEGMENTS
DECEMBER 31, 2002
                                                      2002 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2002
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      1,787  $          (44)  $       (1)  $        --  $      --  $ 1,742
Claim and claim adjustment expenses                           1,312             (42)          --            --         --    1,270
Acquisition expenses                                            324              --           --            --         --      324
Underwriting expenses                                           214              --           --            --         --      214
Policyholders' dividends                                         19              (2)          --            --         --       17
Restructuring & other related costs                              (3)             --           --            --         --       (3)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting income (loss)                                      (79)             --           (1)           --         --      (80)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income                                           198              --           --            --         --      198
Other revenues                                                  106              --           --            --         --      106
Other expenses                                                   95              --           --            --         --       95
Non-insurance restructuring & other related costs                (6)             --           --            --         --       (6)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains                           136              --           (1)           --         --      135
Income tax (expense)                                            (33)             --           --            --         --      (33)
Minority interest                                               (13)             (2)          --            --         --      (15)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains               90              (2)          (1)           --         --       87
Realized investment gains                                        17              --           --            --         --       17
Income tax (expense) benefit on realized
     investment gains                                             8              --           --            --         --        8
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        115              (2)          (1)           --         --      112
Cumulative effect of a change in accounting principle            --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        115  $           (2)  $       (1)  $        --  $      --  $   112
                                                       ============  ==============   ==========   ===========  =========  =======
FINANCIAL RATIOS
Loss & LAE                                                                                                                    72.9%
Acquisition expense                                                                                                           18.6
Underwriting expense                                                                                                          12.1
Dividends                                                                                                                      1.0
                                                                                                                           -------
Expense ratio, including dividends                                                                                            31.7
                                                                                                                           -------
Combined ratio                                                                                                               104.6%
                                                                                                                           =======

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

TWELVE MONTHS ENDED                                                                  STANDARD LINES
DECEMBER 31, 2002
                                                      2002 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2002
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      4,085  $          (66)  $       (1)  $        --  $      --  $ 4,018
Claim and claim adjustment expenses                           3,113            (221)          --            --         --    2,892
Acquisition expenses                                            724              --           --            --         --      724
Underwriting expenses                                           509              --           --            --         --      509
Policyholders' dividends                                         69               4           --            --         --       73
Restructuring & other related costs                              (2)             --           --            --         --       (2)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                     (328)            151           (1)           --         --     (178)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income (loss)                                    398              --           --            --         --      398
Other revenues                                                  323              --           --            --         --      323
Other expenses                                                  289              --           --            --         --      289
Non-insurance & other related costs                              (6)             --           --            --         --       (6)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment losses                          110             151           (1)           --         --      260
Income tax (expense) benefit                                    (10)            (53)          --            --         --      (63)
Minority interest                                                --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment losses             100              98           (1)           --         --      197
Realized investment losses                                      (86)             --           --            --         --      (86)
Income tax benefit on realized
     investment losses                                           30              --           --            --         --       30
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                         44              98           (1)           --         --      141
Cumulative effect of a change in accounting principle            --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                         $      44  $           98   $       (1)  $        --  $      --  $   141
                                                       ============  ==============   ==========   ===========  =========  =======


FINANCIAL RATIOS
Loss & LAE                                                                                                                    72.0%
Acquisition expense                                                                                                           18.0
Underwriting expense                                                                                                          12.6
Dividends                                                                                                                      1.8
                                                                                                                            ------
Expense ratio, including dividends                                                                                            32.4
                                                                                                                            ------
Combined ratio                                                                                                               104.4%
                                                                                                                            ======

TWELVE MONTHS ENDED                                                                 SPECIALTY LINES
DECEMBER 31, 2002
                                                      2002 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2002
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      2,247  $          (30)  $      (39)  $        --  $      --  $ 2,178
Claim and claim adjustment expenses                           1,611             123          (55)           --         --    1,679
Acquisition expenses                                            436              --           --            --         --      436
Underwriting expenses                                           264              --           --            --         --      264
Policyholders' dividends                                          3              --           --            --         --        3
Restructuring & other related costs                              (1)             --           --            --         --       (1)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                      (66)           (153)          16            --         --     (203)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income (loss)                                    258              --           (5)           --         --      253
Other revenues                                                  146              --           --            --         --      146
Other expenses                                                  110              --           --            --         --      110
Non-insurance & other related costs                              --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment losses                          228            (153)          11            --         --       86
Income tax (expense) benefit                                    (82)             54           (4)           --         --      (32)
Minority interest                                               (25)             (1)          --            --         --      (26)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment losses             121            (100)           7            --         --       28
Realized investment losses                                      (77)             --           --            --         --      (77)
Income tax benefit on realized
     investment losses                                           25              --           --            --         --       25
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                         69            (100)           7            --         --      (24)
Cumulative effect of a change in accounting principle           (48)             --           --            --         --      (48)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                         $      21  $         (100)     $     7   $        --  $      --  $   (72)
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    77.1%
Acquisition expense                                                                                                           20.0
Underwriting expense                                                                                                          12.1
Dividends                                                                                                                      0.1
                                                                                                                            ------
Expense ratio, including dividends                                                                                            32.2
                                                                                                                            ------
Combined ratio                                                                                                               109.3%
                                                                                                                            ======

TWELVE MONTHS ENDED                                                                P&C OPERATIONS
DECEMBER 31, 2002
                                                      2002 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2002
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      6,332  $          (96)  $      (40)  $        --  $      --  $ 6,196
Claim and claim adjustment expenses                           4,724             (98)         (55)           --         --    4,571
Acquisition expenses                                          1,160              --           --            --         --    1,160
Underwriting expenses                                           773              --           --            --         --      773
Policyholders' dividends                                         72               4           --            --         --       76
Restructuring & other related costs                              (3)             --           --            --         --       (3)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                     (394)             (2)          15            --         --     (381)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income (loss)                                    656              --           (5)           --         --      651
Other revenues                                                  469              --           --            --         --      469
Other expenses                                                  399              --           --            --         --      399
Non-insurance restructuring & other related costs                (6)             --           --            --         --       (6)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment losses                          338              (2)          10            --         --      346
Income tax expense                                              (92)              1           (4)           --         --      (95)
Minority interest                                               (25)             (1)          --            --         --      (26)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment losses             221              (2)           6            --         --      225
Realized investment losses                                     (163)             --           --            --         --     (163)
Income tax benefit on realized
     investment losses                                           55              --           --            --         --       55
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        113              (2)           6            --         --      117
Cumulative effect of a change in accounting principle           (48)             --           --            --         --      (48)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $         65  $           (2)  $        6   $        --  $      --  $    69
                                                       ============  ==============   ==========   ===========  =========  =======


FINANCIAL RATIOS
Loss & LAE                                                                                                                    73.9%
Acquisition expense                                                                                                           18.7
Underwriting expense                                                                                                          12.3
Dividends                                                                                                                      1.2
                                                                                                                           -------
Expense ratio, including dividends                                                                                            32.2
                                                                                                                           -------
Combined ratio                                                                                                               106.1%
                                                                                                                           =======


(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

TWELVE MONTHS ENDED                                                                     CNA RE
DECEMBER 31, 2002
                                                      2002 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2002
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $        599  $          104   $      (61)  $        --  $      --  $   642
Claim and claim adjustment expenses                             417             179          (93)           --         --      503
Acquisition expenses                                            136              --           --            --         --      136
Underwriting expenses                                            61              --           --            --         --       61
Policyholders' dividends                                         --              --           --            --         --       --
Restructuring & other related costs                              --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                      (15)            (75)          32            --         --      (58)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income (loss)                                    149              --           (5)           --         --      144
Other revenues                                                    2              --           --            --         --        2
Other expenses                                                    1              --           --            --         --        1
Non-insurance & other related costs                              --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                  135             (75)          27            --         --       87
Income tax (expense) benefit                                    (39)             26           (9)           --         --      (22)
Minority interest                                                --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains
   (losses)                                                      96             (49)          18            --         --       65
Realized investment gains (losses)                               81              --           --            --         --       81
Income tax (expense) benefit on realized
     investment gains (losses)                                  (10)             --           --            --         --      (10)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        167             (49)          18            --         --      136
Cumulative effect of a change in accounting principle            --              --           --            --         --       --
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        167  $          (49)  $       18   $        --  $      --  $   136
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    78.4%
Acquisition expense                                                                                                           21.3
Underwriting expense                                                                                                           9.4
Dividends                                                                                                                       --
                                                                                                                           -------
Expense ratio, including dividends                                                                                            30.7
                                                                                                                           -------
Combined ratio                                                                                                               109.1%
                                                                                                                           =======

TWELVE MONTHS ENDED                                                               TOTAL P&C SEGMENTS
DECEMBER 31, 2002
                                                      2002 RESULTS
                                                         BEFORE                       CORPORATE    REINSURANCE  INSURANCE
                                                       SIGNIFICANT                    AGGREGATE    BAD DEBT     BAD DEBT    2002
(In millions)                                            ITEMS       DEVELOPMENT(1)    COVERS(2)   PROVISION    PROVISION  RESULTS
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net earned premiums                                    $      6,931  $            8   $     (101)  $        --  $      --  $ 6,838
Claim and claim adjustment expenses                           5,141              81         (148)           --         --    5,074
Acquisition expenses                                          1,296              --           --            --         --    1,296
Underwriting expenses                                           834              --           --            --         --      834
Policyholders' dividends                                         72               4           --            --         --       76
Restructuring & other related costs                              (3)             --           --            --         --       (3)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Underwriting (loss) income                                     (409)            (77)          47            --         --     (439)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net investment income (loss)                                    805              --          (10)           --         --      795
Other revenues                                                  471              --           --            --         --      471
Other expenses                                                  400              --           --            --         --      400
Non-insurance & other related costs                              (6)             --           --            --         --       (6)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before income tax, minority interest
    and net realized investment gains (losses)                  473             (77)          37            --         --      433
Income tax (expense) benefit                                   (131)             27          (13)           --         --     (117)
Minority interest                                               (25)             (1)          --            --         --      (26)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) before net realized investment gains
   (losses)                                                     317             (51)          24            --         --      290
Realized investment gains (losses)                              (82)             --           --            --         --      (82)
Income tax (expense) benefit on realized
     investment gains (losses)                                   45              --           --            --         --       45
                                                       ------------  --------------   ----------   -----------  ---------  -------
Income (loss) from continuing operations                        280             (51)          24            --         --      253
Cumulative effect of a change in accounting principle           (48)             --           --            --         --      (48)
                                                       ------------  --------------   ----------   -----------  ---------  -------
Net income (loss)                                      $        232  $          (51)  $       24   $        --  $      --  $   205
                                                       ============  ==============   ==========   ===========  =========  =======

FINANCIAL RATIOS
Loss & LAE                                                                                                                    74.2%
Acquisition expense                                                                                                           19.0
Underwriting expense                                                                                                          12.1
Dividends                                                                                                                      1.1
                                                                                                                           -------
Expense ratio, including dividends                                                                                            32.2
                                                                                                                           -------
Combined ratio                                                                                                               106.4%
                                                                                                                           =======

(1) Includes net prior year development for premiums, claim and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
GROSS LOSS AND ALAE RATIOS
BY SEGMENT AND LINE OF BUSINESS
CCC, CIC AND GALWAY


DECEMBER 31, 2003                                                           ACCIDENT YEAR

                                       2003        2002        2001        2000        1999        1998        1997         1996
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
BY SEGMENT
   Standard Lines                           61%         62%         88%         98%        110%         95%         81%         74%
   Specialty Lines                          62          70         117         104         100          88          86          71
   CNA Re                                   65          61         173          93         120         124          90          84
   P&C Segments                             61          64         103          99         108          96          83          74
   Corporate & Other                        69          67          67          83          73          80          58          72
   Total                                    63%         65%         94%         96%        101%         92%         77%         73%


BY LINE OF BUSINESS
   Commercial Automobile Liability          64%         67%         91%        102%        103%         97%         90%         74%
   Workers Compensation                     64          67          81          96         105          95          76          65
   Commercial Multiple-Peril                60          62          80          95         110          93          80          83
   Medical Malpractice                      63          78         119         128         131         113         132         118
   Special Liability                        53          54         162          94          98          72          77          75
   Other Liability                          66          72          98         112         134         125          90          72
   Special Property                         60          51          85          60          65          75          59          76
   Auto Physical Damage                     65          54          64          74          69          67          62          65
   Reinsurance A, B and C                   63          64         234         100         125         110          72          75
   Other                                    63          72          80          95          76          69          63          67
   Total                                    63%         65%         94%         96%        101%         92%         78%         74%

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
NET LOSS AND ALAE RATIOS
BY SEGMENT AND LINE OF BUSINESS
CCC, CIC AND GALWAY

DECEMBER 31, 2003                                                   ACCIDENT YEAR

                                      2003      2002      2001      2000      1999      1998      1997      1996
                                     ------    ------    ------    ------    ------    ------    ------    ------
BY SEGMENT
   Standard Lines                        62%       65%       59%       80%       94%       95%       81%       76%
   Specialty Lines                       66        74        91       104       108        96        84        78
   CNA Re                                70        60       106        89       118       128        96        90
   P&C Segments                          64        67        70        87       100        98        83        77
   Corporate & Other (1)                N/A       N/A       N/A       N/A        76        79        67        71
   Total                                 64%       67%       70%       86%       96%       94%       79%       76%


BY LINE OF BUSINESS
   Commercial Automobile Liability       66%       68%       78%       87%       99%      100%       93%       80%
   Workers Compensation                  65        70        30        76        91        97        76        65
   Commercial Multiple-Peril             62        64        68        81       103        96        86        85
   Medical Malpractice                   62        85       128       135       143       123       138       121
   Special Liability                     57        57        70        94        82        71        75        62
   Other Liability                       68        76        77        89       112       115        88        77
   Special Property                      53        36        75        62        59        74        64        81
   Auto Physical Damage                  51        51        65        70        70        73        64        66
   Reinsurance A, B and C                70        62       199       100       130       115        79        84
   Other                                 57        72       113       129        85        74        62        71
   Total                                 64%       67%       70%       86%       96%       94%       79%       76%

(1) Ratios subsequent to 1999 are not meaningful.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
GROUP OPERATIONS SEGMENT - HISTORICAL GAAP RESULTS OF OPERATIONS (1)



THREE MONTHS ENDED DECEMBER 31, 2003

                                                                   GROUP                 GROUP
                                                                 OPERATIONS            OPERATIONS
                                                                 EXCLUDING             BUSINESSES            TOTAL GROUP
                                                                 BUSINESSES              INCLUDED            OPERATIONS
                                                                 IN SALE (2)             IN SALE             AS REPORTED
                                                              ------------------    ------------------    ------------------
(In millions)
Net earned premiums                                           $               60    $              270    $              330
Insurance claims & policyholders' benefits                                    64                   181                   245
Policyholders' dividends                                                      --                    --                    --
Insurance related expenses                                                    22                    90                   112
Net investment income                                                         34                    29                    63
Other revenues                                                                14                    --                    14
Other expenses                                                                 4                     1                     5
                                                              ------------------    ------------------    ------------------
Income before income tax and net realized investment losses                   18                    27                    45
Income tax expense                                                            (4)                  (11)                  (15)
                                                              ------------------    ------------------    ------------------
Income before net realized investment losses                                  14                    16                    30
Realized investment losses (3)                                                (4)                 (166)                 (170)
Income tax benefit on realized investment losses (3)                           1                    42                    43
                                                              ------------------    ------------------    ------------------
Net income (loss)                                             $               11    $             (108)   $              (97)
                                                              ==================    ==================    ==================



TWELVE MONTHS ENDED DECEMBER 31, 2003

                                                                   GROUP                 GROUP
                                                                 OPERATIONS            OPERATIONS
                                                                 EXCLUDING             BUSINESSES            TOTAL GROUP
                                                                 BUSINESSES              INCLUDED            OPERATIONS
                                                                 IN SALE (2)             IN SALE             AS REPORTED
                                                              ------------------    ------------------    ------------------
(In millions)
Net earned premiums                                           $              238    $            1,074    $            1,312
Insurance claims & policyholders' benefits                                   228                   777                 1,005
Policyholders' dividends                                                       1                    --                     1
Insurance related expenses                                                    93                   361                   454
Net investment income                                                        137                   126                   263
Other revenues                                                                60                    --                    60
Other expenses                                                                26                     1                    27
                                                              ------------------    ------------------    ------------------
Income before income tax and net realized investment losses                   87                    61                   148
Income tax expense                                                           (27)                  (21)                  (48)
                                                              ------------------    ------------------    ------------------
Income before net realized investment losses                                  60                    40                   100
Realized investment losses (3)                                               (19)                 (158)                 (177)
Income tax benefit on realized investment losses (3)                           7                    39                    46
                                                              ------------------    ------------------    ------------------
Net income (loss)                                             $               48    $              (79)   $              (31)
                                                              ==================    ==================    ==================




(1) The historical results do not reflect any possible effects on CNA's operating results, including but not limited to the potential impact of unabsorbed overhead or other expenses.

(2) Excluded businesses principally include group long term care, institutional markets and specialty medical.

(3) Realized investment losses include a $176 million pretax ($130 million after-tax) loss related to the sale of the Group Benefits businesses.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE OPERATIONS SEGMENT - HISTORICAL GAAP RESULTS OF OPERATIONS (1)


THREE MONTHS ENDED DECEMBER 31, 2003

                                                                           LIFE                LIFE
                                                                        OPERATIONS          OPERATIONS
                                                                        EXCLUDING            BUSINESSES             TOTAL LIFE
                                                                        BUSINESSES            INCLUDED              OPERATIONS
                                                                        IN SALE (2)           IN SALE               AS REPORTED
                                                                    ------------------    ------------------    ------------------
(In millions)
Net earned premiums                                                 $              163    $               83    $              246
Insurance claims & policyholders' benefits                                         255                    90                   345
Policyholders' dividends                                                            --                     3                     3
Insurance related expenses                                                          32                    34                    66
Net investment income                                                               79                    52                   131
Other revenues                                                                      34                     5                    39
Other expenses                                                                      (8)                    1                    (7)
                                                                    ------------------    ------------------    ------------------
(Loss) income before income tax and net realized investment gains                   (3)                   12                     9
Income tax benefit (expense)                                                         4                    (5)                   (1)
                                                                    ------------------    ------------------    ------------------
Income before net realized investment gains                                          1                     7                     8
Realized investment gains                                                           16                    10                    26
Income tax expense on realized investment gains                                     (5)                   (4)                   (9)
                                                                    ------------------    ------------------    ------------------
Net income                                                          $               12    $               13    $               25
                                                                    ==================    ==================    ==================


TWELVE MONTHS ENDED DECEMBER 31, 2003

                                                                           LIFE                LIFE
                                                                        OPERATIONS          OPERATIONS
                                                                        EXCLUDING            BUSINESSES             TOTAL LIFE
                                                                        BUSINESSES            INCLUDED              OPERATIONS
                                                                        IN SALE (2)           IN SALE               AS REPORTED
                                                                    ------------------    ------------------    ------------------
(In millions)
Net earned premiums                                                 $              648    $              381    $            1,029
Insurance claims & policyholders' benefits                                         864                   392                 1,256
Policyholders' dividends                                                            (1)                   18                    17
Insurance related expenses                                                         141                   146                   287
Net investment income                                                              315                   209                   524
Other revenues                                                                      81                    22                   103
Other expenses                                                                      35                     2                    37
                                                                    ------------------    ------------------    ------------------
Income before income tax and net realized investment gains                           5                    54                    59
Income tax benefit (expense)                                                         5                   (19)                  (14)
                                                                    ------------------    ------------------    ------------------
Income before net realized investment gains                                         10                    35                    45
Realized investment gains                                                           23                    13                    36
Income tax expense on realized investment gains                                     (8)                   (5)                  (13)
                                                                    ------------------    ------------------    ------------------
Net income                                                          $               25    $               43    $               68
                                                                    ==================    ==================    ==================

(1) The historical results do not reflect any possible effects on CNA's operating results of the proposed sale, including but not limited to the potential impact of unabsorbed overhead or other expenses.

(2) Excluded businesses principally include individual long term care, structured settlement and life settlement contracts.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ASBESTOS SUMMARY BY POLICYHOLDER CATEGORY



DECEMBER 31, 2003

                                                                                ASBESTOS
                                                                                RESERVES            PERCENT OF
                                             NUMBER OF         2003 PAID        12/31/2003           ASBESTOS
                                            POLICYHOLDERS        (NET)            (NET)              RESERVES
                                           ---------------   ---------------   ---------------   ---------------
(In millions)
POLICYHOLDERS WITH SETTLEMENT AGREEMENTS
   Structured Settlements                                9   $            20   $           188                11%
   Wellington                                            5                 2                23                 1
   Coverage in Place                                    32                40               109                 6
   Fibreboard                                            1                 1                54                 3
                                           ---------------   ---------------   ---------------   ---------------
TOTAL WITH SETTLEMENT AGREEMENTS                        47                63               374                21


OTHER POLICYHOLDERS WITH ACTIVE ACCOUNTS
   Large Asbestos Accounts                             160                35               405                23
   Small Asbestos Accounts                           1,065                16               147                 8
                                           ---------------   ---------------   ---------------   ---------------
TOTAL OTHER POLICYHOLDERS                            1,225                51               552                31


ASSUMED REINSURANCE & POOLS                             --                 7               157                 9


UNASSIGNED IBNR                                         --                --               684                39


                                           ---------------   ---------------   ---------------   ---------------
TOTAL                                                1,272   $           121   $         1,767               100%
                                           ===============   ===============   ===============   ===============